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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                   AMENDMENT 2

                                 CURRENT REPORT
          PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES ACT OF 1934

                Date of Report (Date of Earliest Event Reported):
                                 March 19, 2007

                        Commission file number: 001-33084

                           SUSSER HOLDINGS CORPORATION
             (Exact name of registrant as specified in its charter)

                Delaware                               01-0864257
     (State or other jurisdiction of                 (IRS Employer
      incorporation or organization)               Identification No.)

                             4433 Baldwin Boulevard
                           Corpus Christi, Texas 78408
          (Address of principal executive offices, including zip codes)

       Registrant's telephone number, including area code: (361) 884-2463

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

       On March 19, 2007, Susser Holdings Corporation (the "Company") filed a Current Report on Form 8-K, as well as an amendment that that Current Report on Form 8-K/A, including, as Exhibit 99.1 thereto, a press release announcing its financial results for the fourth fiscal quarter and fiscal year ended December 31, 2006. In the process of converting the press release for filing with the commission, a formatting error occurred in the first table below the caption "Reconciliation of Non-GAAP Measure to GAAP Measures." Accordingly, the Company is furnishing a revised copy of the press release as Exhibit 99.1 hereto, which corrects the formatting error, supercedes all previously furnished copies of the release and is incorporated herein in its entirety.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

      The following exhibits are filed herewith:

      Exhibit Number   Exhibit Description
      --------------   ---------------------------------------------------------
           99.1        Corrected Press Release of Susser Holdings Corporation,
                       dated March 19, 2007.

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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SUSSER HOLDINGS CORPORATION


Date: March 23, 2007                         By:    /s/ Mary E. Sullivan
                                                    ----------------------------
                                             Name:  Mary E. Sullivan
                                             Title: Executive Vice President and
                                                    Chief Financial Officer